Exhibit 99.1

MONTHLY CERTIFICATEHOLDERS STATEMENT   EXHIBIT B

CAPITAL ONE MASTER TRUST

SERIES 2002-CC

                Under the Amended and Restated Pooling and Servicing Agreement dated as of September 30, 1993, as amended and restated as of August 1, 2002 (as amended and supplemented, the “Agreement”), among the Bank, as Servicer, Capital One Funding, LLC, as Transferor, and The Bank of New York, as Trustee (the “Trustee”), Capital One Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the “Trust”) during the previous month.  The information which is required to be prepared with respect to the Distribution Date of October 15, 2003, and with respect to the performance of the Trust during the month September, 2003 is set forth below.  Certain information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a “Certificate”).  Certain other information is presented based on the aggregate amounts for the Trust as a whole.  Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

CAPITAL ONE MASTER TRUST (RECEIVABLES)*

Beginning of the Month Principal Receivables :		29,593,840,758.93
Beginning of the Month Finance Charge Receivables :		872,230,908.69
Beginning of the Month Discounted Receivables :		0.00
Beginning of the Month Total Receivables :		30,466,071,667.62

Removed Principal Receivables :		0.00
Removed Finance Charge Receivables :		0.00
Removed Total Receivables :		0.00

Additional Principal Receivables :		1,629,732,596.03
Additional Finance Charge Receivables :		53,478,047.01
Additional Total Receivables :		1,683,210,643.04

Discounted Receivables Generated this Period		0.00

End of the Month Principal Receivables :		31,000,432,707.06
End of the Month Finance Charge Receivables :		915,437,295.16
End of the Month Discounted Receivables :		0.00
End of the Month Total Receivables :		31,915,870,002.22

Excess Funding Account Balance		0.00
Adjusted Invested Amount of all Master Trust Series		27,161,907,617.44

End of the Month Seller Percentage		12.38%

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
	ACCOUNTS	RECEIVABLES
End of the Month Delinquencies :
30 - 59 Days Delinquent	392,184	481,343,889.95
60 - 89 Days Delinquent	259,563	341,872,488.71
90 + Days Delinquent	539,332	773,820,996.41

Total 30 + Days Delinquent	1,191,079	1,597,037,375.07

Delinquencies 30 + Days as a Percent of End of the Month Total Receivables		5.00%

Defaulted Accounts During the Month	161,342	163,969,713.56

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables		6.30%

*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.

CAPITAL ONE MASTER TRUST (COLLECTIONS)
	COLLECTIONS	PERCENTAGES
Total Collections and Gross Payment Rate**	5,216,709,825.08	16.23%

Collections of Principal Receivables and Principal Payment Rate	4,672,240,596.62	14.96%

Prior Month Billed Finance Charge and Fees	403,151,638.95
Amortized AMF Income	33,477,913.55
Interchange Collected	62,176,682.37
Recoveries of Charged Off Accounts	46,163,691.44
Collections of Discounted Receivables	0.00

Collections of Finance Charge Receivables and Annualized Yield	544,969,926.31	20.94%

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)

Beginning Unamortized AMF Balance		163,882,963.82

+ AMF Slug	22,215,216.11
+ AMF Collections	32,977,215.70
- Amortized AMF Income	33,477,913.55

Ending Unamortized AMF Balance		185,597,482.08

**Total Collections and Gross Payment Rate is calculated as a Percent of Beginning of Month Total Receivables which includes

   Additional Total Receivables.

CAPITAL ONE MASTER TRUST : SERIES 2002-CC (Floating Allocation Amount)
Floating Allocation Amount	6,725,891,068.69
Floating Allocation Percentage	21.541068%
Finance Charge Collections Allocated	117,392,340.67
Available Funds	113,188,658.75

Excess Finance Charge of Series 2002-CC	59,161,055.82
Total Excess Finance Charge for All Series in Group 1	218,539,663.66
Finance Charge Shortfall for Series 2002-CC	0.00
Finance Charge Shortfall for All Series in Group 1	0.00
Excess Finance Charge Allocated to Series 2002-CC	0.00

CAPITAL ONE MASTER TRUST : SERIES 2002-CC (Principal Allocation Amount)

Principal Allocation Amount	6,725,891,068.69
Principal Allocation Percentage	21.541068%
Principal Collections Allocated	1,006,450,5-09.12

Series 2002-CC Monthly Principal Payment	0.00

Shared Principal Collection (excess principal) of Series 2002-CC	1,006,450,509.12
Total Shared Principal Collection (excess principal) for All Series in Group 1	3,978,167,102.59
Principal Shortfall for Series 2002-CC	0.00
Principal Shortfall for All Series in Group 1	1,056,387,858.97
Shared Principal Collections Allocated to Series 2002-CC	0.00

MONTHLY SERVICER'S CERTIFICATE

CAPITAL ONE BANK

CAPITAL ONE MASTER TRUST

SERIES 2002-CC

                The undersigned, a duly authorized representative of Capital One Bank, as Servicer, pursuant to the Pooling and Servicing Agreement dated as of September 30, 1993 (as amended and supplemented, the "Agreement", as  supplemented by the Series 2002-CC Supplement (as amended and supplemented, the "Series Supplement"), among Capital One Funding, LLC, as Transferor, Capital One Bank, as Servicer, and The Bank of New York, as Trustee, does hereby certify as follows:

1.   Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

2.   Capital One Bank is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date occurring on October 15, 2003.

5.   As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects under the Agreement through the Monthly Period preceding such Distribution Date.

6.   As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

7.   As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the receivables other than pursuant to the Agreement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this eighth day of October, 2003.